SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


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     by Rule 14a-6(e)(2))


                               THE AES CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


     AES Commences Previously Announced Consent Solicitation With Respect to
                           Outstanding Debt Securities

-------------------------------------------------------------------------------

ARLINGTON, VA, March 26, 2003 -- The AES Corporation (NYSE: AES) announced today the launch of its consent solicitation seeking to amend the definition of "Material Subsidiary" contained in certain of the events of default contained in its outstanding 8.375% Senior Notes, Series F, Due 2011, denominated in pounds sterling ("8.375% Senior Notes"), 8.00% Senior Notes, Series A, Due 2008 ("8.00% Senior Notes") and 4.50% Convertible Junior Subordinated Debentures Due 2005 ("4.50% Convertible Junior Subordinated Debentures"), in order to generally conform such provisions to those contained in its recently issued senior secured notes due 2005.

The terms of the consent solicitation are as follows. AES is offering consent fees of $2.00 per (pound)1,000 principal amount of the 8.375% Senior Notes, $1.25 per $1,000 principal amount of the 8.00% Senior Notes and $1.25 per $1,000 principal amount of the 4.50% Convertible Junior Subordinated Debentures, to holders of record at the close of business on March 24, 2003 that validly provide their consent to the proposed amendment by the expiration time of 5:00 P.M., New York City time, on April 1, 2003, unless extended. AES' obligation to accept consents and pay a consent fee to consenting holders is subject to numerous conditions as set forth in the consent solicitation statement. No default or event of default currently exists under any of the 8.00% Senior Notes, the 8.375% Senior Notes or the 4.50% Convertible Junior Subordinated Debentures.

On March 14, 2003, AES launched a similar consent solicitation with respect to its 8.75% Senior Notes, Series G, Due 2008, 9.50% Senior Notes, Series B, Due 2009, 9.375% Senior Notes, Series C, Due 2010, 8.875% Senior Notes, Series E, Due 2011, 7.375% Remarketable or Redeemable Securities Due 2013 (puttable in
2003), 8.375% Senior Subordinated Notes Due 2007, 10.25% Senior Subordinated Notes Due 2006, 8.50% Senior Subordinated Notes Due 2007 and 8.875% Senior Subordinated Notes Due 2027. No default or event of default currently exists under any of these debt securities. AES did not launch the consent solicitation for the 8.00% Senior Notes, the 8.375% Senior Notes or the 4.50% Convertible Junior Subordinated Debentures on March 14, 2003 because of its need to comply with certain notification and filing requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of the New York Stock Exchange and the Luxembourg Stock Exchange.

Holders of the 8.00% Senior Notes, the 8.375% Senior Notes or the 4.50% Convertible Junior Subordinated Debentures are urged to read the consent solicitation statement when it becomes available because it contains important information. Holders can obtain a copy of the consent solicitation statement and the consent form, free of charge,


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

from AES. In addition, holders of 4.50% Convertible Junior Subordinated Debentures can access the consent solicitation statement and the consent form, which are publicly available, free of charge, from the Securities and Exchange Commission's website at www.sec.gov. Such consent solicitation statement and consent form will be distributed to such holders on or promptly after the date of this notice.

Salomon Smith Barney is acting as the sole solicitation agent for the consent solicitations.

Questions concerning the terms of this solicitation or requests for additional copies of the consent solicitation statement, the consent form or other related documents should be directed to the Liability Management Group at Salomon Smith Barney on (212) 723-6106 or (800) 558-3745 (toll free). Requests for assistance in completing the consent form may be directed to the Tabulation and Information Agent, Mellon Investor Services LLC, at (917) 320-6282 or (866) 892-5621 (toll free).

Deutsche Bank Luxembourg SA will act as the Luxembourg Agent with regards to the 8.375% Senior Notes. Copies of the consent solicitation statement, the consent form and other related documents will also be available in Luxembourg at the office of Deutsche Bank Luxembourg SA at 2 Boulevard Konrad Adenauer, L-1115 Luxembourg, phone: (+352) 421-22-639, fax: (+352) 47-31-36. Holders of the
8.375% Senior Notes may also request information from Deutsche Bank Luxembourg SA at this address. Questions should be directed to Ms. Michele Penning either by email (michele.penning@db.com) or to the phone number cited above.

The identification number for the 8.375% Senior Notes is as follows - ISIN:
XS0125168780.

The identification numbers for the 8.00% Senior Notes are as follows - CUSIP:
00130HAP0 and ISIN: US00130HAP01.

The identification numbers for the 4.50% Convertible Junior Subordinated Debentures are as follows - CUSIP: 00130HAN5 and ISIN: US00130HAN5.

Under no circumstances should any holder tender or deliver any Notes to AES, the trustee, the solicitation agent, the Tabulation and Information Agent or the Luxembourg Agent at any time.

This press release is for information purposes only and is not being made in any jurisdiction in which the making of this announcement would violate the laws of such jurisdiction.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This news release may contain "forward-looking statements" regarding The AES Corporation's business. These statements are not historical facts, but


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


statements that involve risks and uncertainties. Actual results could differ materially from those projected in these forward-looking statements. For a discussion of such risks and uncertainties, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.

AES is a leading global power company comprised of contract generation, competitive supply, large utilities and growth distribution businesses.

The company's generating assets include interests in 160 facilities totaling over 55 gigawatts of capacity, in 30 countries. AES's electricity distribution network sells 108,000 gigawatt hours per year to over 16 million end-use customers.


                                    * * * * *

For more general information visit our web site at www.aes.com or contact investor relations at investing@aes.com.


Contact Person:   Kenneth R. Woodcock       703 522 1315


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

News Release to be Published in the Luxembourger Wort on March 27, 2003

     AES Commences Previously Announced Consent Solicitation With Respect to
                           Outstanding Debt Securities

-------------------------------------------------------------------------------

LUXEMBOURG -- The AES Corporation announced on March 26, 2003 the launch of its consent solicitation seeking to amend the definition of "Material Subsidiary" contained in certain of the events of default contained in its outstanding 8.375% Senior Notes, Series F, Due 2011, denominated in pounds sterling ("8.375% Senior Notes"), 8.00% Senior Notes, Series A, Due 2008 ("8.00% Senior Notes") and 4.50% Convertible Junior Subordinated Debentures Due 2005 ("4.50% Convertible Junior Subordinated Debentures"), in order to generally conform such provisions to those contained in its recently issued senior secured notes due 2005.

The terms of the consent solicitation are as follows. AES is offering consent fees of $2.00 per (pound)1,000 principal amount of the 8.375% Senior Notes, $1.25 per $1,000 principal amount of the 8.00% Senior Notes and $1.25 per $1,000 principal amount of the 4.50% Convertible Junior Subordinated Debentures, to holders of record at the close of business on March 24, 2003 that validly provide their consent to the proposed amendment by the expiration time of 5:00 P.M., New York City time, on April 1, 2003, unless extended. AES' obligation to accept consents and pay a consent fee to consenting holders is subject to numerous conditions as set forth in the consent solicitation statement. No default or event of default currently exists under any of the 8.00% Senior Notes, the 8.375% Senior Notes or the 4.50% Convertible Junior Subordinated Debentures.

On March 14, 2003, AES launched a similar consent solicitation with respect to its 8.75% Senior Notes, Series G, Due 2008, 9.50% Senior Notes, Series B, Due 2009, 9.375% Senior Notes, Series C, Due 2010, 8.875% Senior Notes, Series E, Due 2011, 7.375% Remarketable or Redeemable Securities Due 2013 (puttable in
2003), 8.375% Senior Subordinated Notes Due 2007, 10.25% Senior Subordinated Notes Due 2006, 8.50% Senior Subordinated Notes Due 2007 and 8.875% Senior Subordinated Notes Due 2027. No default or event of default currently exists under any of these debt securities. AES did not launch the consent solicitation for the 8.00% Senior Notes, the 8.375% Senior Notes or the 4.50% Convertible Junior Subordinated Debentures on March 14, 2003 because of its need to comply with certain notification and filing requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of the New York Stock Exchange and the Luxembourg Stock Exchange.

Holders of the 8.00% Senior Notes, the 8.375% Senior Notes or the 4.50% Convertible Junior Subordinated Debentures are urged to read the consent solicitation statement when it becomes available because it contains important information. Holders can obtain a copy of the consent solicitation statement and the consent form, free of charge, from AES. In addition, holders of 4.50% Convertible Junior Subordinated Debentures can access the consent solicitation statement and the consent form, which are publicly available, free of charge, from the Securities and Exchange Commission's website at www.sec.gov. Such consent solicitation statement and consent form will be distributed to such holders on or promptly after the date of this notice.

Salomon Smith Barney is acting as the sole solicitation agent for the consent solicitations.

Questions concerning the terms of this solicitation or requests for additional copies of the consent solicitation statement, the consent form or other related documents should be directed to the Liability Management Group at Salomon Smith Barney on (212) 723-6106 or (800) 558-3745 (toll free). Requests for assistance in completing the consent form may be directed to the Tabulation and Information Agent, Mellon Investor Services LLC, at (917) 320-6282 or (866) 892-5621 (toll free).

Deutsche Bank Luxembourg SA will act as the Luxembourg Agent with regards to the 8.375% Senior Notes. Copies of the consent solicitation statement, the consent form and other related documents will also be available in Luxembourg at the office of Deutsche Bank Luxembourg SA at 2 Boulevard Konrad Adenauer, L-1115 Luxembourg, phone: (+352) 421-22-639, fax: (+352) 47-31-36. Holders of the
8.375% Senior Notes may also request information from Deutsche Bank Luxembourg SA at this address. Questions should be directed to Ms. Michele Penning either by email (michele.penning@db.com) or to the phone number cited above.

The identification number for the 8.375% Senior Notes is as follows - ISIN:
XS0125168780.

The identification numbers for the 8.00% Senior Notes are as follows - CUSIP:
00130HAP0 and ISIN: US00130HAP01.

The identification numbers for the 4.50% Convertible Junior Subordinated Debenture are as follows - CUSIP: 00130HAN5 and ISIN: US00130HAN5.

Under no circumstances should any holder tender or deliver any Notes to AES, the trustee, the solicitation agent, the Tabulation and Information Agent or the Luxembourg Agent at any time.

This press release is for information purposes only and is not being made in any jurisdiction in which the making of this announcement would violate the laws of such jurisdiction.


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